UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2025
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Chief Financial Officer and Treasurer Appointment
On February 4, 2025, the Board of Directors (the “Board”) of GoodRx Holdings, Inc. (the “Company”) appointed
Christopher A. McGinnis as Chief Financial Officer and Treasurer of the Company, effective as of his commencement of employment, which occurred on February 4, 2025 (the “Effective Date”). Mr. McGinnis succeeds Romin Nabiey who, as previously disclosed, has been serving as Interim Chief Financial Officer. Mr. Nabiey will continue to serve as the Company’s
Chief Accounting Officer and principal accounting officer.
Prior to the Effective Date, Mr. McGinnis, 53, served as Chief Executive Officer of Citizens Rx LLC ("Citizens Rx"), a
pharmacy benefits manager, from May 2021 until December 2024, where he set the strategic direction for the company, successfully oversaw its operations, and built a performance-driven executive team. From May 2017 to May 2021, Mr.
McGinnis held various executive roles at Lumeris / Essence Healthcare, a Medicare Advantage health plan and value-based care operator, including roles as Chief Financial Officer, where he led the financial strategy and operations of the organization, and Executive Vice President of Operations. Prior to that, from March 2008 to May 2017, Mr. McGinnis served in various roles at Express Scripts Holding Company, a pharmacy benefit management organization, including serving as its
Chief Accounting Officer and Principal Accounting Officer. Mr. McGinnis holds a B.S. degree in Accountancy from the
Missouri State University and a Juris Doctorate degree from St. Louis University.
There are no transactions in which the Company is a party and in which Mr. McGinnis has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. McGinnis and any of the
Company’s current or former directors or executive officers.
McGinnis Employment Agreement
In connection with his appointment as Chief Financial Officer and Treasurer of the Company, on February 4, 2025, the
Company and GoodRx, Inc. (a subsidiary of the Company, “GoodRx”) entered into an Employment Agreement with Mr.
McGinnis (the “Employment Agreement”), effective as of the Effective Date.
Mr. McGinnis’ employment under the Employment Agreement is at-will, and will commence on the Effective Date and continue until terminated in accordance with the terms of the Employment Agreement.
The Employment Agreement provides for (i) an annual base salary of $500,000; and (ii) eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx for the benefit of its employees and certain other perquisites. In addition, Mr. McGinnis is eligible to earn an annual cash incentive bonus targeted at 100% of his base salary, which bonus is payable based on the achievement of individual and/or Company performance goals established by the
Board or a committee thereof; any such bonus payment will be contingent upon Mr. McGinnis’ continued employment through the applicable payment date. In addition, Mr. McGinnis is entitled to receive a one-time cash payment of $250,000
(the “Signing Bonus”). In the event that Mr. McGinnis’ employment is terminated prior to the first anniversary of the Effective
Date (other than due to his death or “disability,” by GoodRx without “cause” or by Mr. McGinnis for “good reason” (each, as defined in the Employment Agreement)), Mr. McGinnis will be required to repay the unearned portion of the Signing Bonus on a pro-rata basis to reflect time employed through the first anniversary of the Effective Date.
Pursuant to the Employment Agreement, Mr. McGinnis will be granted (i) a restricted stock unit award having an aggregate value of $3,500,000 (the “Initial RSU Award”) and (ii) a stock option having an aggregate value of $3,500,000 (the
“Initial Option”) under the Company’s 2020 Incentive Award Plan.  We currently expect each award will be granted on the first trading day of the first “open window” that occurs following the Effective Date.
The number of shares of the Company’s Class A common stock subject to the Initial RSU Award will be determined based on the closing share price over the last 20 trading days preceding the applicable grant date. The number of shares of the Company’s Class A common stock subject to the Initial Option will be determined based on the per share Black-Scholes valuation as of the applicable grant date. The Initial RSU Award and Initial Option will vest with respect to 25% of the shares subject to the awards on February 15, 2026, and as to 1/16 of the shares subject to the award on each quarterly anniversary thereafter, subject to Mr. McGinnis’ continued employment through the applicable vesting date.
Pursuant to the Employment Agreement, on the Effective Date, Mr. McGinnis will become a Tier 1 Participant in the
Company’s Executive Severance Plan.
The Employment Agreement also includes a “best pay” provision under Section 280G of the Internal Revenue Code, pursuant to which any “parachute payments” that become payable to Mr. McGinnis will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Internal Revenue Code, whichever results in the better after-tax treatment to Mr. McGinnis.
Mr. McGinnis is also subject to a non-disparagement provision in the Employment Agreement, as well as the terms and conditions of a proprietary information and invention assignment agreement containing confidentiality, intellectual property assignment, non-competition, non-solicitation and other protective covenants.The foregoing description of the Employment
Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment
Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. Mr. McGinnis has also entered into the Company’s standard indemnification agreement for directors and officers, the form of which was previously filed by the Company as Exhibit 10.1 to the Registration Statement on Form S-1/A (File No. 333-248465) initially filed by the
Company with the Securities and Exchange Commission on September 14, 2020.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

10.1	Employment Agreement, by and between GoodRx Holdings, Inc., GoodRx, Inc. and Christopher A. McGinnis, dated February 4, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	February 5, 2025	By:	/s/ Wendy Barnes
Name: Wendy Barnes Title: Chief Executive Officer and President